EXHIBIT 10.1

[Conformed Copy]

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of July 23, 2002 among MARRIOTT INTERNATIONAL, INC., a Delaware corporation (the “Company”); the lenders party to the Credit Agreement referred to below (the “Lenders”); THE BANK OF NOVA SCOTIA, as Letter of Credit Agent (in such capacity, the “Letter of Credit Agent”), and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The Company, the Lenders, the Letter of Credit Agent, and the Administrative Agent are parties to the Credit Agreement dated as of July 31, 2001 (as from time to time amended, the “Credit Agreement”). The Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Required Lenders are willing so to amend the Credit Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

SECTION 1.  Definitions.    Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

SECTION 2.  Amendments.    Subject to the Administrative Agent’s receipt of counterparts this Amendment No. 1, duly executed by the Company, the Required Lenders, the Letter of Credit Agent, and the Administrative Agent, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

A.  Leverage Ratio.    The definition of “Leverage Ratio” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Leverage Ratio” means, as at the last day of any fiscal quarter of the Company ending on or after the date hereof, the ratio of:

(a)  Adjusted Total Debt as of such day, to

(b)  Consolidated EBITDA for the period of four fiscal quarters ending on such day; provided that amounts reflected on the consolidated statements of income and cash flows of the Company and its Subsidiaries that are directly attributable to the acquisition, pre-commencement and operation of Synthetic Fuel Facilities shall be excluded from the calculation of Consolidated EBITDA for purposes of determining the Leverage Ratio; and provided further that “Synthetic Fuel Facility” means any interest of the Company and its Subsidiaries in a facility which produces synthetic fuel that qualifies for tax credits based on Section 29 of the Code.

B.  Compliance Certificate.    Section 6.01(i) is amended by deleting the word “and” at the end of clause (ix) thereof, changing the period at the end of clause (x) thereof to a semicolon, and adding thereto a clause (xi) to read in its entirety as follows:

(xi)  contemporaneously with and as part of the certificates of compliance provided for under clauses (i) and (ii) above, a written statement signed by the Company substantially in the form of Exhibit H.

C.  Exhibit H.    A new Exhibit H is added to the Credit Agreement to be in the form of Exhibit H attached hereto.

D.  General.    References in the Credit Agreement to “this Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

SECTION 3.  Representations and Warranties.    The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)  the representations and warranties contained in Section 5.01 of the Credit Agreement (except the Excluded Representations) are correct on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date); and

(b)  no event has occurred and is continuing that constitutes a Default.

SECTION 4.  Miscellaneous.    Except as herein provided, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

The Borrower

MARRIOTT INTERNATIONAL, INC.

By	/s/ C.B. HANDLON
Title: Senior Vice President, Finance and Treasurer

Administrative Agent

CITIBANK, N.A., as Administrative Agent

By	/s/ DIANE POCKAJ
Title: Director

Letter of Credit Agent

THE BANK OF NOVA SCOTIA, as Letter of Credit Agent

By	/s/ T.J. MCNAUGHT
Title: Director

The Lenders

CITIBANK, N.A.

By	/s/ DIANE POCKAJ
Title: Director

THE BANK OF NOVA SCOTIA

By	/s/ T.J. MCNAUGHT
Title: Director

BANK OF AMERICA, N.A.

By	/s/ ANSEL L. MC DOWELL
Title: Principal

JPMORGAN CHASE BANK

By	/s/ JOHN F. MIX
Title: Vice President

FLEET NATIONAL BANK

By	/s/ ROGER C. BOUCHER
Title: Director

MELLON BANK, N.A.

By	/s/ MARIA N. SISTO
Title: Vice President

MERRILL LYNCH BANK USA

By	/s/ LOUIS ALDER
Title: Vice President

SUNTRUST BANK

By	/s/ ANDREW J. HINES
Title: Director

HSBC BANK USA

By	/s/ ALAN VITULICH
Title: Vice President

COMERICA BANK

By	/s/ JEFFREY LAFFERTY
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH

By	/s/ STEVEN P. LAPHAM
Title: Director

BANCA DI ROMA—NEW YORK BRANCH

By	/s/ A. PAOLI
Title: Asst. Treasurer

By	/s/ C. STRIKE
Title: Vice President

BANCA NAZIONALE DEL LAVORO S.P.A. New York Branch

By
Title:
BARCLAYS BANK PLC

By	/s/ NICHOLAS BELL
Title: Director

THE BANK OF NEW YORK

By	/s/ STEVEN CAVALUZZO
Title: Vice President

CREDIT SUISSE FIRST BOSTON

By
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ MICHAEL ROMANZO
Title: Assistant Vice President

FUJI BANK

By
Title:

SUMITOMO MITSUBISHI BANKING CORPORATION

By	/s/ EDWARD D. HENDERSON, JR.
Title: Joint General Manager

BANK OF HAWAII

By	/s/ LUKE YEH
Title: Vice President

ALLFIRST BANK

By	/s/ SHELLY M. TRIMBLE
Title: Vice President

BANK ONE, NA

By	/s/ DENNIS J. REDPATH
Title: Director, Capital Markets

FIRST HAWAIIAN BANK

By	/s/ CHARLES L. JENKINS
Title: Vice President, Manager

CREDIT LYONNAIS NEW YORK BRANCH

By
Title:

LEHMAN COMMERCIAL PAPER, INC.

By	/s/ MICHELE SWANSON
Title: Authorized Signatory

RIGGS BANK N.A.

By	/s/ D.H. KENNETH
Title:

SANWA BANK LIMITED

By
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By
Title:

EXHIBIT H

Marriott International
Compliance Certificate Addition
Forecast Income Statement for [specific period]
$ in millions

	As Reported	Impact of Synfuel	Excluding Synfuel
Operating Profit
Synfuel Losses
Reported Op Profit

Interest Expense
Interest Income
Corporate Admin
Non-Operating

Pretax Income

Taxes

Net Income

Effective Tax Rate